Exhibit 10.3.7

THE SANDRIDGE ENERGY, INC.
SPECIAL SEVERANCE PLAN
1. Introduction: SandRidge Energy, Inc. (the “Company”) has adopted the SandRidge Energy, Inc. Special Severance Plan (the “Plan”) to be effective April 1, 2018. The Plan is to provide certain benefits to Eligible Employees who are separated from employment following the Effective Date through March 31, 2019 in circumstances that make them eligible for benefits under this Plan.
2. Definitions:
a. Administrator means the Committee.
b. Base Salary means an Eligible Employee’s regular salary or wage calculated on a weekly basis and does not include any bonuses, overtime pay, pay differentials, on-call pay or other types of compensation paid in addition to the base salary or base wage. The Eligible Employee’s Base Salary will be calculated as of the Termination Date.
c. Cause shall include: (i) any act of an Eligible Employee which would constitute a felony or fraud; (ii) failure of an Eligible Employee to adequately perform the job duties and responsibilities as assigned by the Company or any breach of the Company’s policies and procedures; (iii) neglect or dishonesty in performance of an Eligible Employee’s duties, (iv) nonperformance of such job duties, or refusal to abide by or comply with the reasonable directives of his/her superiors; or (v) the commission of any act in direct or indirect competition with or detrimental to the best interests of Company. A determination that an Eligible Employee was separated for Cause shall be within the sole discretion of the Company. In the event an Eligible Employee’s employment is terminated for Cause, an Eligible Employee shall thereafter have no right to receive compensation or other benefits under this Plan.
d. Code means the Internal Revenue Code of 1986, as amended.
e. Committee means the Company’s Employee Benefits Committee.
f. Company means SandRidge Energy, Inc. and its subsidiary entities as of the Effective Date.
g. Decisional/Organizational Unit means any of the divisions, facilities, departments, organizational units or other portions of the organizational structure of the Company from which the Company may choose persons who will be terminated.
h. Effective Date means April 1, 2018.
i. Election Period.  In connection with separations where the Severance Benefit Agreement attached as Exhibit A applies, Election Period means the period: (i) commencing on the date an Eligible Employee first has in his/her possession (a) his/her Special Severance Benefit Agreement, (b) his/her General Release and (c) the OWBPA Materials; and (ii) ending forty-five (45) days after such date.  In connection with separations where the Severance Benefit Agreement attached as Exhibit A-1 applies, Election Period means the period: (i) commencing on the date an Eligible Employee first has in his/her possession the his/her Special Severance Benefit Agreement and his/her General Release; and (ii) ending twenty-one (21) days after such date.
j. Eligible Employee means an individual who, as of his/her Termination Date: (i) is an active employee of the Company; (ii) is not covered by another agreement, plan or program that provides for greater separation payments and/or benefits in connection with a separation from employment (except as relates to the Pro-rated AIP Payment described in Subsection (s) below) or a collective bargaining agreement (unless the collective bargaining agreement or other separation agreement or employment agreement provides for participation in this Plan); (iii) is classified as a regular employee of and working directly for the Company (and not an intern or a “temporary,” “seconded” or “leased” employee); (iv) if part of a group of two or more employees to whom Special Severance Benefits are contemporaneously being offered, works in a

Decisional/Organizational Unit; (v) does not engage in Unauthorized Communication at any time either before or after his/her termination from employment; (vi) has continued to be employed by the Company until released by the Company; and (vii) meets the requirements to be a Participant as defined below. In addition, an individual shall not be an Eligible Employee if he/she is offered and declines a transfer to a position elsewhere within the Company. Also, an individual shall not be an Eligible Employee if the individual receives an offer of employment from the purchaser or lessee of assets or an affiliated or successor entity to such purchaser or lessee and either accepts the offer or refuses the offer without the written consent of the Company to such refusal (which the Company may in its sole and absolute discretion grant or withhold). Lastly, an Eligible Employee does not include an individual who is terminated for Cause as determined by the Company in its sole and absolute discretion prior to the execution of the Special Severance Benefit Agreement and General Release, nor does it include an individual who has notified the Company he/she intends to terminate or resign his/her employment voluntarily at anytime prior to the Termination Date.
k. ERISA means the Employee Retirement Income Security Act of 1974, as amended.

l. Fiduciary/Named Fiduciary means SandRidge Energy, Inc...
m. General Release means the general release attached hereto as Exhibit B or B-1.
n. Healthcare Stipend means the Fifteen Hundred Dollar ($1,500.00) payment an Eligible Employee who is an active participant in the Company’s group health plan as of the Termination Date will receive as part of his/her Special Severance Benefits.
o. Long-Term Incentive Awards means all equity and performance awards, if any, an Eligible Employee has received under the Company’s 2016 Omnibus Incentive Plan.
p. OWBPA Materials means a description of an Eligible Employee’s Decisional/Organizational Unit, the process and criteria used to identify the specific individual in the Decisional/Organization Unit who would and would not be potentially eligible for severance benefits and a list of the positions and ages of the employees in an Eligible Employee’s Decisional/Organizational Unit who were and were not selected for the Plan. These materials will be provided when the Eligible Employee is part of a group of two or more employees to whom Special Severance Benefits are contemporaneously being offered under this Plan.
q. Participant means an Eligible Employee who becomes entitled to Special Severance Benefits under this Plan by signing a Special Severance Benefit Agreement and General Release and who is not subsequently disqualified for the Special Severance Benefits pursuant to the Plan’s terms and/or the terms of the Special Severance Benefit Agreement and General Release.
r. Plan means The SandRidge Energy, Inc. Special Severance Plan.
s. Pro-Rated AIP Payment means the payment an Eligible Employee will receive as part of his/her Special Severance Benefits which shall be equal to the Eligible Earnings (as defined in the Company’s Annual Incentive Plan (the “AIP”)) he/she has been paid year-to-date as of the Termination Date multiplied by the Eligible Employee’s target percentage for the calendar year in which the Termination Date occurs under the AIP; provided that if the Eligible Employee has an individual employment agreement in effect as of the Termination Date that would provide him/her with a larger AIP payment that the Pro-rated AIP Payment under this Plan, the Eligible Employee will be paid the amount provided in his/her employment agreement in lieu of a Pro-Rated AIP Payment under the Plan.
t. Special Severance Benefit Agreement means the agreement attached hereto as Exhibit A or A-1.
u. Special Severance Benefits means the payments and benefits an Eligible Employee who becomes a Participant will receive under this Plan which includes the Special Severance

Payment, the Pro-Rated AIP Payment and, as applicable, the Healthcare Stipend and/or acceleration of vesting of all the Eligible Employee’s Long-Term Incentive Awards.
v. Special Severance Payment means the lump sum payment an Eligible Employee who becomes a Participant will receive under this Plan. If the Eligible Employee is in a position of Director (or the equivalent) or above as of the Termination Date, the Special Severance Payment will be in an amount equal to twenty-six (26) weeks of Base Salary; if the Eligible Employee is in a position below Director, the Special Severance Payment will be in an amount equal to four (4) weeks of the Eligible Employee’s Base Salary for each Year of Service, subject to a minimum payment equal to thirteen (13) weeks of Base Salary and a maximum payment equal to twenty-six (26) weeks of Base Salary..
w. Termination Date means the date on which the Company releases an Eligible Employee from employment or such later effective date of termination from employment as the Company may designate.
x. Unauthorized Communication means disclosure, dissemination or duplication of the Plan, the Special Severance Benefit Agreement and/or the General Release by an Eligible Employee to any third party, including the media, as well as any disclosure or publication via the internet or social media. Unauthorized Communication specifically does not include discussion by an Eligible Employee of the terms of the Plan, the Special Severance Benefit Agreement and/or the General Release with his/her immediate family, his/her legal counsel or accountant, any governmental agency or entity (including but not limited to the Department of Justice or Equal Employment Opportunity Commission or a similar fair employment practices agency of the Eligible Employee’s State of residence or employment), or other similarly situated employees.
y. Years of Service. For purposes of calculating length of service, Years of Service are determined based on the Eligible Employee’s actual time of continuous employment as of the Termination Date. For example, if the Eligible Employee has been employed by the Company for four years and four months as of the Termination Date, his/her Special Severance Payment would be calculated by multiplying 4 1/3 by 4 and his/her Special Severance Payment would be 17 1/3 weeks of Base Salary. Prior periods of employment in which there has been a break in service (except for authorized leaves of absence) will not be used to calculate Years of Service.

3. Eligibility.
3.1 Participation. Each Eligible Employee shall be potentially eligible to be a Participant under the Plan as of the Effective Date or, if applicable, the date of assignment to a Decisional/Organizational Unit, whichever is later.
3.2 Duration of Participation. An Eligible Employee shall cease to be potentially eligible to be a Participant under the Plan when the Eligible Employee ceases to be employed by the Company, unless at that time such Eligible Employee is terminated from employment under conditions that entitle him/her to receive the Special Severance Benefits under Section 4.2 below.
4. Separation Benefits.
4.1 Right to Separation Benefits. An Eligible Employee shall be entitled to receive from the Company the Special Severance Benefits provided in Section 4.3 if the Eligible Employee’s employment by the Company terminates as specified in Section 4.2, provided the Eligible Employee: (i) timely signs and delivers to the Company a Special Severance Benefit Agreement; (ii) timely signs and delivers to the Company a General Release and does not thereafter attempt to revoke the General Release; (iii) does not engage in Unauthorized Communication at any time either before or after his/her termination from employment; (iv) returns any Company property within the Eligible Employee’s possession or control, continues to cooperate in providing information necessary for transition and maintenance of the Company’s ongoing business and complies with all of his/her obligations under the Special Severance Benefit Agreement and the General Release or any other ongoing obligation to the Company, including any post-employment obligations such as not disclosing the Company’s confidential and proprietary information; (vi) has not previously committed that he/she will accept a transfer offer within the Company and thereafter, without the written consent of the Company (which the Company may in its sole and absolute discretion grant or withhold), refuses to honor such commitment and (vii) who is not terminated for Cause as determined by the Company in its sole and absolute discretion at any time prior to the Eligible Employee’s execution of the Special Severance Benefit Agreement and General Release. Notwithstanding anything in this Section 4.1, an Eligible Employee who is initially eligible for Special Severance Benefits shall become ineligible upon the occurrence of any of the events described in Section 4.1a below or as described elsewhere in the Plan, as applicable.
4.1a Subsequent Disqualifying Events. An Eligible Employee who is initially eligible for Special Severance Benefits under Section 4.1 shall become ineligible for any Special Severance Benefits and the Eligible Employee’s receipt of the Special Severance Benefits shall cease immediately, or as applicable, the Eligible Employee shall become immediately obligated to repay all or reimburse the Company for the total value of (or, in the Company sole discretion, a portion of) the Special Severance Benefits if the Eligible Employee: (i) is rehired by the Company within a time period following the Eligible Employee’s Termination Date that is equal to or less than the number of weeks of Base Salary the Eligible Employee received as his/her Special Severance Payment; (ii) breaches any of his/her obligations under the Special Severance Benefit Agreement or General Release or any other ongoing post-employment obligations to the Company (including ongoing obligations in an Eligible Employee’s individual employment agreement, if any); or (iii) attempts to revoke, repudiate or rescind the General Release at any time in the future (collectively, the “Subsequent Disqualifying Events”).

4.2 Termination of Employment.
(a) Terminations Which Give Rise to Special Severance Benefits Under This Plan. An Eligible Employee will become and remain entitled to the Special Severance Benefits in accordance with Sections 4.1 and 4.1a above and Section 4.3 below if the Eligible Employee is involuntarily terminated by the Company after the Effective Date without Cause.
(b) Terminations Which Do Not Give Rise to Special Severance Benefits Under This Plan. An Eligible Employee shall not be entitled to Special Severance Benefits if: (i) the Eligible Employee terminates his/her employment through voluntary separation or death; or (ii) the Eligible Employee is involuntarily terminated by the Company after the Effective Date for Cause as determined by the Company in its sole and absolute discretion.
4.3 Special Severance Benefits.
(a) Special Severance Benefits. Subject to Subsection (b) and Section 5 below, if an Eligible Employee’s employment is terminated under circumstances entitling him/her to separation benefits as provided in Sections 4.1 and 4.2(a) and becomes a Participant and remains eligible for Special Severance Benefits as provided in Section 4.1a above, the Company shall provide the Participant the Special Severance Benefits as described in the Special Severance Benefit Agreement.
(b) WARN Leave/Transition Leave Pay and/or Benefits. If an Eligible Employee is placed on WARN Leave prior to his/her Termination Date as a result of a “mass layoff” or a “plant closing” covered by the Federal Worker Adjustment and Retraining Notification Act (“WARN”), all or a portion of the Special Severance Benefits the Eligible Employee may be entitled to receive shall be considered to be payments provided pursuant to WARN. In that event, any payment of Special Severance Benefits that the Eligible Employee may receive shall be reduced dollar-for-dollar by payments required to be made to the Eligible Employee pursuant to WARN. Under certain circumstances, the Company may in its discretion, place an Eligible Employee on Transition Leave as a courtesy to the Eligible Employee even if not required by WARN and make voluntary and unconditional payments related to salary and/or provide continued benefits to the Eligible Employee for a period following the date the Eligible Employee is released from performing any job duties but prior to the Eligible Employee’s Termination Date (”Transition Leave Pay”). If an Eligible Employee who becomes a Participant receives or has received Transition Leave Pay, the Special Severance Payment he/she may be entitled to receive may, in the Company’s discretion, be reduced by all or a portion of the Transition Leave Pay the Eligible Employee receives.
5. Plan Sponsor. The Plan sponsor is SandRidge Energy, Inc. EIN: 752541245; Plan Number 503, 123 Robert S. Kerr Ave., Oklahoma City, Oklahoma 73102. Participants and beneficiaries may receive from the Administrator, upon written request, information as to whether a particular employer is a sponsor of the Plan, and if the employer is a Plan sponsor, the employer’s address.
6. Administrator and Named Fiduciary. The Administrator has the discretionary authority to interpret the Plan, manage its operation and determine all questions arising in the administration, interpretation and application of the Plan. SandRidge Energy, Inc. is designated the “named fiduciary.” The Administrator shall be contacted at: SandRidge Energy, Inc., Attention: Employee Benefits Committee Chairperson, 123 Robert S. Kerr Ave., Oklahoma City, Oklahoma 73102; telephone (405)429-5500.

7. Agent for Service of Process. The agent for service of legal process is CT Corporation. Service of legal process may also be made upon the Administrator.
8. Plan Year. The Plan Year for purposes of maintaining the Plan’s fiscal records shall be January 1 through December 31.
9. Plan Amendment and Termination. The Company shall have the right to amend, modify, or terminate the Plan or any benefit provided under this Plan at any time and from time to time to any extent that it may deem advisable and in its sole and absolute discretion. Any such amendment or modification shall be set out in writing executed by the Chief Executive Officer of SandRidge Energy, Inc. or General Counsel or another designee of the Chief Executive Officer and filed with the Administrator. Upon filing with the Administrator, such amendment or modification to the Plan shall be deemed to have been amended or modified in the manner and to the extent and effective as of the date therein set forth, and thereupon any and all Eligible Employees, whether they shall have become such prior to the amendment or modification, shall be bound thereby and no notice is required to be provided to any Eligible Employee. Notwithstanding anything herein to the contrary, the Plan may be amended in such manner as may be required at any time to make it conform to the requirements of the Code, or of ERISA, or of any amendment thereto, or of any regulations or rulings issued pursuant thereto. Unless specifically extended through an amendment as provided in this Section, the Plan will automatically terminate effective at 11:59 p.m. Central Standard/Daylight Time on March 31, 2019.
10. Claims Procedure
10.1 How to Submit a Claim. In order to claim benefits under this Plan, the claimant must be an Eligible Employee. A written claim must be filed within ninety (90) days of the date upon which the claimant first knew (or should have known) of the facts upon which the claim is based and shall be sent by certified mail, return receipt requested to c/o General Counsel, SandRidge Energy, Inc., 123 Robert S. Kerr Ave., Oklahoma City, Oklahoma 73102. The procedures in this Section shall apply to all claims that any person has with respect to the Plan, including claims against fiduciaries and former fiduciaries, except to the extent the Committee determines, in its sole discretion, that it does not have the power to grant, in substance, all relief reasonably being sought by the claimant.
10.2 Denial of Claims. If a person has made a claim for benefits under this Plan and any portion of the claim is denied, the Committee will furnish the claimant with a written notice stating the reasons for the denial, including reference to any pertinent Plan provisions upon which the denial was based and appropriate information concerning steps to take if the claimant wishes to submit the claim for further review.
The Committee shall approve or deny the claim in writing within ninety (90) days after receipt of the claim. If additional time is required, the Company shall advise the claimant in writing prior to the expiration of the initial ninety (90) days if an extension is necessary, stating the circumstances requiring the extension and the date by which the claimant can expect the Committee’s decision regarding the claim which shall not exceed an additional thirty (30) days. All decisions by the Committee are made in its sole and absolute discretion.
10.3 Review Procedures. Within sixty (60) days after the date of written notice denying any claim, a claimant or an authorized representative may write to the Committee requesting a review of that decision.
The request for review may contain such issues and comments as the claimant or an authorized representative may wish considered in the review. The Committee will consider any request for a review and will make a final determination with respect to the claim within sixty (60) days after the request for a review is received. The Committee will advise the claimant of the determination in writing and will set forth the reasons for the determination and references any pertinent Plan provisions upon which the determination is based. The decision rendered upon reconsideration of the claim will be final and binding on all interested parties.
10.4 Rules and Decisions. All decisions of the Committee shall be final and conclusive and are made in the Committee’s sole and absolute discretion. When making a determination or calculation,

the Committee may rely upon information furnished by an Eligible Employee/claimant, the Company or the legal counsel of the Company.
10.5 Committee Procedures. The Committee may act at a meeting (either in person or telephonically) or in writing without a meeting. All decisions of the Committee shall be made by the vote of the majority including actions in writing taken without a meeting.
10.6 Other Committee Powers and Duties. The Committee shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:
(a) to construe and interpret the Plan and resolve any ambiguities with respect to any of the terms and provisions thereof as written and as applied to the operation of the Plan in its sole and absolute discretion; and
(b) to decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder in its sole and absolute discretion.
11. Validity and Severability. The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
12. Section Titles and Headings. The titles and headings at the beginning of each Section shall not be considered in construing the meaning of any provision in this Plan.
13. Controlling Law. The Plan shall be interpreted under the laws of the State of Oklahoma, except to the extent that federal law preempts state law.
14. The Plan Document. This document constitutes the Plan document, copies of which are available upon request from the Committee. In the event of any inconsistency between any communication regarding the Plan and the Plan document itself, the Plan document controls.

SANDRIDGE ENERGY, INC.

/s/ William M. Griffin, Jr.
William M. Griffin, Jr.
President and Chief Executive Officer

ERISA RIGHTS INFORMATION
(Employee Retirement Income Security Act of 1974 (ERISA) Rights)
Participants in The SandRidge Energy Inc. Special Severance Plan have certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA).  ERISA provides that all Plan participants shall be entitled to:
1.Examine without charge at the Administrator’s office and at other specified locations such as worksites, all documents governing the Plan and a copy of the latest annual report (Form 5500 Series) filed by the plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration.
2.Obtain copies of all documents governing the operation of the Plan and copies of the latest annual report (Form 5500 Series) and updated summary plan description upon written request to the Administrator.  The Administrator may make a reasonable charge for the copies.
In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of an employee benefit plan.  The people who operate the Plan, called “fiduciaries” of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries.  No one, including your employer, your union, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a benefit or exercising your rights under ERISA.
If your claim for a benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial.  You have the right to have the claim reviewed and reconsidered and to obtain copies of documents relating to the decision without charge, all within certain time schedules.
Under ERISA, there are steps you can take to enforce the above rights.  For instance, if you request materials from the Plan and do not receive them within thirty (30) days, you may file suit in a federal court.  In such a case, the court may require the Administrator to provide the materials and pay you up to One Hundred Ten Dollars ($110) a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Administrator.  If you have a claim for benefits that is denied or ignored, in whole or in part, you may file suit in a state or federal court.  If it should happen that Plan fiduciaries misuse the Plan’s money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor or you may file suit in a federal court.  If you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal court. The court will decide who should pay court costs and legal fees.  If you are successful, the court may order the person you have sued to pay these costs and fees.  If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.
If you have any questions about your Plan, you should contact the Administrator in Oklahoma City.  If you have any questions about this statement or about your rights under ERISA, or if you need assistance in obtaining documents from the Administrator, you should contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor (listed in your telephone directory) or contact the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C. 20210.  You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.
The Plan is an employee welfare benefit plan within the meaning of ERISA.  The Document shall be considered as a Summary Plan Description for the Plan as required by ERISA.

Exhibit A (Group Termination – Separation Agreement)

[Date]

VIA HAND DELIVERY

[Employee Name & Address]
Re: Separation Agreement

Dear _________:

Thank you for your service to SandRidge Energy, Inc., and its affiliates (“SandRidge” or the “Company”). In connection with your separation from employment, SandRidge is offering you severance benefits under The SandRidge Energy, Inc. Special Severance Plan (the “Plan”), a copy of which is enclosed. This letter, when fully executed, will constitute your Special Severance Agreement as referenced in the Plan (the “Severance Agreement”). You must also sign the enclosed General Release to receive severance benefits. Capitalized terms used in this Severance Agreement and the General Release have the same meaning as their definitions in the Plan.
1. Termination of Employment. SandRidge has made the decision to terminate your employment and your service as ___________ [position title], and any other position or status you hold with SandRidge, effective __________, 201_ (the “Termination Date”).
2. Final Payment. You have been paid or will be paid your earned salary through the Termination Date. Your final paycheck will include payment for any accrued and unused paid time off (“PTO”). If you believe the amount of your final paycheck is incorrect, you agree to contact SandRidge immediately.
3. Special Severance Benefits. In consideration of your service to SandRidge and your execution of this Severance Agreement and the General Release, your not revoking the General Release during the seven day period described later in this Paragraph, and your compliance with the other terms of this Severance Agreement and the Plan, you will be entitled to receive the following Special Severance Benefits:
(a)  A lump sum payment equal to four weeks of your Base Salary for every Year of Service with SandRidge, subject to a minimum of 13 weeks and a maximum of 26 weeks (or such other Special Severance Payment as is specifically provided in the Plan).
(b)  100% vesting of all equity and performance awards received under the 2016 Omnibus Incentive Plan.
(c) A Pro-Rated AIP payment which is equal to your year-to-date Eligible Earnings (as defined in the Company’s Annual Incentive Plan) multiplied by your target percentage for this calendar year. If you have an individual employment agreement in effect as of the Termination Date that provides for a larger AIP payment, however, you will be paid the larger amount.
(d) If you participate in the Company’s health plan, the Company will issue a $1,500 Healthcare Benefits Stipend to assist you with your health plan transition. Your coverage under the Company’s group health plan will terminate on the last day of the month in which the Termination Date occurs, and you will be potentially eligible for coverage under that plan (per the provisions of the Consolidated Omnibus Budget Reconciliation Act (“COBRA”)) beginning on the first day of the following month.
These payments will be taxable and are generally made within 60 days of your Termination Date.
        These severance amounts will not otherwise be “benefit bearing” and will not be considered as compensation for purposes of the Company’s 401(k) plan or for accrual of PTO or other leave. In the event of your death prior to the receipt of any and all of these benefits, the benefits will pass in their entirety to your estate.
        You will receive the Special Severance Benefits only if you have returned an executed copy of this Severance Agreement and the accompanying General Release during the 45-day period immediately following the date on which you have in your possession all of the following: a) this Severance Agreement; b) the General Release; and c) the accompanying information provided to you pursuant to the Older Worker Benefits

Protection Act (the “OWBPA Materials”). The OWBPA Materials may be enclosed with this letter or may be separately provided at a later date. If the OWBPA Materials are provided to you at a later time, that is when your 45-day Election Period will begin.
        As the Notice which is part of the General Release indicates, you have a right to revoke the General Release within seven (7) days after you sign it. If you revoke the General Release within that seven-day period, this Severance Agreement and the General Release will be null and void and you will not be eligible for any Special Severance Benefits under the Plan or this Severance Agreement. Any such revocation must be in writing and must be received within the seven-day period following execution of the General Release. Any revocation must be sent or delivered to Amy Scott at SandRidge Energy, Inc., 123 Robert S. Kerr Ave., Oklahoma City, OK 73102. You may also email any revocation to Ms. Scott at ascott@SandRidgeenergy.com.
In order to receive or retain the Special Severance Benefits, you must also return all SandRidge property within 14 days of your Termination Date (as described in paragraph 4, below) and comply with the obligations set forth in paragraphs 5 through 9, below.
4. Return of SandRidge Property. If you have the following Company property in your possession, you agree to return it to the People and Culture Department on or before __________, 201_: physical keys or security items, laptop computer, all originals and any copies of Company records and any other property of the Company. This includes any disks, files, notebooks, etc. that you have personally generated or maintained with respect to the Company’s business, as well as any Company records in your possession.
5. Continued Assistance. You will continue to cooperate with and assist SandRidge and its representatives and attorneys as requested with respect to any investigations, litigation, arbitration or other dispute resolutions by being available for interviews, depositions and/or testimony with regard to any matters in which you are or have been involved or with respect to which you have relevant information. SandRidge will reimburse you for reasonable expenses you may incur for travel in connection with this obligation to assist SandRidge. In addition, SandRidge will compensate you at a reasonable hourly rate for all time spent providing such assistance.
6.  Confidential Information. During the course of your employment with SandRidge, you have had access to and gained knowledge of confidential and proprietary information; therefore, except as provided in paragraph 10, you agree not to make any independent use of or disclose to any other person or organization any of the Company’s confidential, proprietary information unless you obtain the Company’s prior written consent. Confidential Information includes data or material (regardless of form) that is: (a) a trade secret; (b) provided, disclosed or delivered to you by the Company, any officer, director, employee, agent, attorney, accountant, consultant, or other person or entity employed by the Company in any capacity, any customer, borrower or business associate of the Company or any public authority having jurisdiction over the Company of any business activity conducted by the Company; or (c) produced, developed, obtained or prepared by you or on your behalf or the Company with respect to the Company or any assets, oil and gas prospects, business activities, officers, directors, employees, borrowers or customers of the foregoing. However, Confidential Information does not include any information, data or material that at the time of disclosure or use was generally available to the public other than by a breach of this covenant, was available to the party to whom disclosed on a non-confidential basis by disclosure or access provided by the Company or a third party, or was otherwise developed or obtained independently by the person to whom disclosed without a breach of this covenant. On request by the Company, the Company is entitled to a copy of any Confidential Information in your possession regardless of how you obtained it.
You also agree that all such Confidential Information together with all copies in any format thereof and notes and other summaries thereof are and will remain the sole property of SandRidge. You agree to return to SandRidge any such Confidential Information and all copies, notes or other summaries thereof which you may have in your possession no later than the end of business on the Termination Date. These obligations described in this Paragraph apply whether you accept the Special Severance Benefits or not. Except as provided in Paragraph 10, this commitment of confidentiality also applies to the terms of this Severance Agreement, except for discussions with your spouse, your personal attorney and/or accountants or other similarly situated employees; in connection with an application for unemployment insurance benefits; or as needed to enforce the Severance Agreement. Any disclosure by such individuals will be deemed a disclosure by you and will have the same consequences as a breach of our agreements with you.
If you are asked to testify, receive a subpoena, or provide information pertaining to the Company, you will notify J. Matthew Thompson, SandRidge Energy, Inc., 123 Robert S. Kerr Ave., Oklahoma City, OK 73102 by regular mail or email at mthompson@SandRidgeenergy.com within five (5) days of receipt. If the subpoena or court order requires compliance in less than five (5) days, you will call Matt Thompson at (405) 429-6008 and send an email to mthompson@SandRidgeenergy.com within twenty-four (24) hours of receipt. You will provide a copy of the legal process documents so that, if appropriate, the Company may seek to have the legal process quashed or a protective order granted.
7. No Influence or Solicitation of Employees or Established Customers. You agree that, for the one-year period immediately following your Termination Date, you will not, (i) either personally or by or through an agent, on behalf of yourself or on behalf of any other individual, association, or entity use any of the Confidential Information for the purposes of calling on any customer of the Company or soliciting or inducing any such customers to acquire, or providing to any of such customers, any product or service provided by the Company or any affiliate or subsidiary of the Company; (ii) directly solicit, influence or encourage any established customer of the Company to divert or direct such customer’s business to you or any person or entity by which or with which you become employed, associated, affiliated or otherwise related; (iii) solicit, divert or attempt to solicit or divert any entity which has been identified and contacted by the Company, either directly or through such entity’s agent(s), with respect to a possible acquisition by, or transaction with, the Company; (iv) hire, solicit or seek to hire any employee of the Company; or (v) in any other manner attempt, directly or indirectly, to persuade any such employee to discontinue his or her status of employment with the Company or to become employed in a business or activities likely to be competitive with the business of the Company.
8. Future Activities. Except as provided in paragraph 10, you will not be employed or otherwise act as an expert witness or consultant or in any similar paid capacity in any litigation, arbitration, regulatory or agency hearing or other adversarial or investigatory proceeding involving the Company.
9. Limitations on Communications and Preserving Name and Reputation. Except as provided in paragraph 10, you will not at any time in the future engage in Unauthorized Communications or defame, disparage or make or post statements or disparaging remarks which could embarrass or cause harm to SandRidge’s name and reputation or the names and reputation of any of its officers, directors, representatives, agents, employees to SandRidge’s current, former or prospective vendors, professional colleagues, professional organizations, associates or contractors, or to the press or media or on the internet or social media. Unauthorized Communication means disclosure, dissemination or duplication of the Plan, this Severance Agreement and/or the General Release to any third party, including the media, as well as any disclosure or publication via the internet or social media. Disparagement means the form and substance of any communication, regardless of whether or not you believe it to be true, that tends to degrade or belittle SandRidge or subject it to ridicule or embarrassment. You agree this Paragraph is a material provision of this Severance Agreement and that in the event of breach, you will be liable for the return of the value of all consideration received as well as any other damages sustained by SandRidge. This Paragraph does not apply to statements made under penalty of perjury; however, you agree to give advance notice to SandRidge of such an event, to the extent practicable.
10. Exceptions to Unauthorized Communication and Restrictions on Communications, Confidentiality and Future Activities. Unauthorized Communication does not include and nothing in Paragraph 9, this Paragraph or elsewhere in this Severance Agreement is intended to prohibit you from reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, Congress, and any agency Inspector General, or making other disclosures that are protected under the whistleblower provisions of federal law or regulation. You do not need the prior authorization of the Company to make any such reports or disclosures, and you are not required to notify the Company that you have made such reports or disclosures. Further, Unauthorized Communication does not include and nothing in Paragraph 9, this Paragraph or elsewhere in this Severance Agreement prevents or prohibits you from communicating with the Equal Employment Opportunity Commission (or a similar fair employment practices agency of your State of residence or employment) or with other similarly situated employees. Unauthorized Communication also does not include and nothing in Paragraph 9, this Paragraph or elsewhere in this Severance Agreement is intended to prohibit your discussion of the terms of the Plan, the Severance Agreement and/or the General Release with your immediate family or your legal counsel or accountant.
11. Forfeiture. If you breach any of your obligations under this Severance Agreement, SandRidge will be entitled to stop payment of any benefit otherwise due under this Severance Agreement, has no further obligation to pay any benefit otherwise due under this Severance Agreement, and will be entitled to recover any money and, to the extent permitted by applicable law, the value of any other benefits paid or provided under this Severance Agreement and to obtain all other relief provided by law or equity, including, but not limited to, injunctive relief.
12. Additional Warranties. You represent and warrant that as of the date you sign this Severance Agreement, you have suffered no work related injury during your employment with SandRidge and that you have no intention of filing a claim for worker’s compensation benefits arising from any incident occurring during your employment with the Company. You further represent that you have accounted to the Company for any and all hours worked through your Termination Date, and that you have been paid for such hours worked at the appropriate rate. You also represent and warrant that you are not due any unpaid vacation or sick pay, except as provided in paragraph 2 with respect to PTO.
13. Governing Law and Venue. To the extent not preempted by federal law, the provisions of this Severance Agreement and the General Release will be construed and enforced in accordance with the laws of the State of Oklahoma, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this provision to the substantive law of another jurisdiction. You and the Company hereby each agree that Oklahoma City, Oklahoma, is the proper venue for any litigation seeking to enforce or challenge the effectiveness of any provision of this Severance Agreement or the General Release, and you and the Company each hereby waive any right you or it otherwise might have to defend, oppose, or object to, on the basis of jurisdiction, venue, or forum non-conveniens, a suit filed by the other in any federal or state court in Oklahoma City, Oklahoma, to enforce or challenge the effectiveness of any provision of this Severance Agreement.
14. Severability. If any portion, provision or part of this Severance Agreement or the General Release is held, determined or adjudicated to be invalid, unenforceable or void for any reason whatsoever, each such portion, provision or part shall be severed from the remaining portions, provisions or parts of this Severance Agreement or the General Release, as applicable, and shall not affect the validity or enforceability of such remaining portions, provisions or parts.
15. Entire Agreement. This Severance Agreement between you and SandRidge, if you execute it, will be in consideration of the mutual promises described above. The Plan, this Separation Agreement and the General Release will constitute the entire agreement and understanding between you and SandRidge with respect to your separation from employment. You agree that you have no additional rights under any other plans, programs, employment agreement or arrangement which address benefits in connection with separation from employment and the other topics covered by this Severance Agreement. There are no other agreements, written or oral, expressed or implied, between the parties concerning the subject matter of the Plan, this Severance Agreement and the General Release. Alternatively, if you have an individual employment agreement in effect as of your Termination Date, by signing this Severance Agreement, you are waiving any right to severance or separation benefits provided under that individual agreement other than, if applicable, as provided in Paragraph 3 (c).
To accept this Severance Agreement, please sign on the separate signature page and return to the People and Culture Department within the 45-day Election Period. You must also sign the General Release and return it within that same time.
We wish you the best of luck and every success in your future endeavors.
Sincerely,

SANDRIDGE ENERGY, INC.

Agreed to on behalf of SandRidge Energy, Inc.

_____________________       ________, 201_
Philip T. Warman        Date
EVP and General Counsel

By signing below, I acknowledge and represent the following:
I received this Severance Agreement, the General Release, the Plan and the OWBPA Materials (as defined in the Plan and the General Release) at least forty-five (45) days before the deadline for acceptance of this Severance Agreement and the Special Severance Benefits provided hereunder in exchange for the General Release and my other promises in this Severance Agreement. I represent that I have carefully reviewed this Severance Agreement, the General Release, the Plan and the OWBPA Materials and understand them.
I have had sufficient time and opportunity to consider this Severance Agreement, the General Release, and the OWBPA Materials and represent that I am signing this Severance Agreement and the General Release voluntarily and with full understanding and knowledge of their effects and consequences. I represent that I have had sufficient opportunity to consult with legal counsel regarding this Severance Agreement and the General Release and their effects and consequences before signing this Severance Agreement and the General Release.
        I understand that I have a right to revoke the General Release within seven (7) days after I sign it and that if I revoke the General Release within that seven-day period, this Severance Agreement and the General Release will be null and void and I will not be eligible for any Special Severance Benefits under the Plan or this Severance Agreement. I understand that Paragraph 3 of this Severance Agreement describes the proper and only procedure for making any such revocation.

ACCEPTED AND AGREED TO BY:

_________________________________________  ________________
Employee Signature      Date

Exhibit A-1 (Individual Termination – Separation Agreement)

[Date]

VIA HAND DELIVERY

[Employee Name & Address]
Re: Separation Agreement

Dear _________:

Thank you for your service to SandRidge Energy, Inc., and its affiliates (“SandRidge” or the “Company”). In connection with your separation from employment, SandRidge is offering you severance benefits under The SandRidge Energy, Inc. Special Severance Plan (the “Plan”), a copy of which is enclosed. This letter, when fully executed, will constitute your Special Severance Agreement as referenced in the Plan (the “Severance Agreement”). You must also sign the enclosed General Release to receive severance benefits. Capitalized terms used in this Severance Agreement and the General Release have the same meaning as their definitions in the Plan.
1. Termination of Employment. SandRidge has made the decision to terminate your employment and your service as ___________ [position title], and any other position or status you hold with SandRidge, effective __________, 201_ (the “Termination Date”).
2. Final Payment. You have been paid or will be paid your earned salary through the Termination Date. Your final paycheck will include payment for any accrued and unused paid time off (“PTO”). If you believe the amount of your final paycheck is incorrect, you agree to contact SandRidge immediately.
3. Special Severance Benefits. In consideration of your service to SandRidge and your execution of this Severance Agreement and the General Release, your not revoking the General Release during the seven day period described later in this Paragraph, and your compliance with the other terms of this Severance Agreement and the Plan, you will be entitled to receive the following Special Severance Benefits:
(a)  A lump sum payment equal to four weeks of your Base Salary for every Year of Service with SandRidge, subject to a minimum of 13 weeks and a maximum of 26 weeks (or such other Special Severance Payment as is specifically provided in the Plan).
(b)  100% vesting of all equity and performance awards received under the 2016 Omnibus Incentive Plan.
(c) A Pro-Rated AIP payment which is equal to your year-to-date Eligible Earnings (as defined in the Company’s Annual Incentive Plan) multiplied by your target percentage for this calendar year. If you have an individual employment agreement in effect as of the Termination Date that provides for a larger AIP payment, however, you will be paid the larger amount.
(d) If you participate in the Company’s health plan, the Company will issue a $1,500 Healthcare Benefits Stipend to assist you with your health plan transition. Your coverage under the Company’s group health plan will terminate on the last day of the month in which the Termination Date occurs, and you will be potentially eligible for coverage under that plan (per the provisions of the Consolidated Omnibus Budget Reconciliation Act (“COBRA”)) beginning on the first day of the following month.
These payments will be taxable and are generally made within 60 days of your Termination Date.
        These severance amounts will not otherwise be “benefit bearing” and will not be considered as compensation for purposes of the Company’s 401(k) plan or for accrual of PTO or other leave. In the event of your death prior to the receipt of any and all of these benefits, the benefits will pass in their entirety to your estate.

        You will receive the Special Severance Benefits only if you have returned an executed copy of this Severance Agreement and the accompanying General Release during the 21-day period immediately following the date on which you received this Severance Agreement and the General Release.
        As the Notice which is part of the General Release indicates, you have a right to revoke the General Release within seven (7) days after you sign it. If you revoke the General Release within that seven-day period, this Severance Agreement and the General Release will be null and void and you will not be eligible for any Special Severance Benefits under the Plan or this Severance Agreement. Any such revocation must be in writing and must be received within the seven-day period following execution of the General Release. Any revocation must be sent or delivered to Amy Scott at SandRidge Energy, Inc., 123 Robert S. Kerr Ave., Oklahoma City, OK 73102. You may also email any revocation to Ms. Scott at ascott@SandRidgeenergy.com.
In order to receive or retain the Special Severance Benefits, you must also return all SandRidge property within 14 days of your Termination Date (as described in paragraph 4, below) and comply with the obligations set forth in paragraphs 5 through 9, below.
4. Return of SandRidge Property. If you have the following Company property in your possession, you agree to return it to the People and Culture Department on or before __________, 201_: physical keys or security items, laptop computer, all originals and any copies of Company records and any other property of the Company. This includes any disks, files, notebooks, etc. that you have personally generated or maintained with respect to the Company’s business, as well as any Company records in your possession.
5. Continued Assistance. You will continue to cooperate with and assist SandRidge and its representatives and attorneys as requested with respect to any investigations, litigation, arbitration or other dispute resolutions by being available for interviews, depositions and/or testimony with regard to any matters in which you are or have been involved or with respect to which you have relevant information. SandRidge will reimburse you for reasonable expenses you may incur for travel in connection with this obligation to assist SandRidge. In addition, SandRidge will compensate you at a reasonable hourly rate for all time spent providing such assistance.
6.  Confidential Information. During the course of your employment with SandRidge, you have had access to and gained knowledge of confidential and proprietary information; therefore, except as provided in paragraph 10, you agree not to make any independent use of or disclose to any other person or organization any of the Company’s confidential, proprietary information unless you obtain the Company’s prior written consent. Confidential Information includes data or material (regardless of form) that is: (a) a trade secret; (b) provided, disclosed or delivered to you by the Company, any officer, director, employee, agent, attorney, accountant, consultant, or other person or entity employed by the Company in any capacity, any customer, borrower or business associate of the Company or any public authority having jurisdiction over the Company of any business activity conducted by the Company; or (c) produced, developed, obtained or prepared by you or on your behalf or the Company with respect to the Company or any assets, oil and gas prospects, business activities, officers, directors, employees, borrowers or customers of the foregoing. However, Confidential Information does not include any information, data or material that at the time of disclosure or use was generally available to the public other than by a breach of this covenant, was available to the party to whom disclosed on a non-confidential basis by disclosure or access provided by the Company or a third party, or was otherwise developed or obtained independently by the person to whom disclosed without a breach of this covenant. On request by the Company, the Company is entitled to a copy of any Confidential Information in your possession regardless of how you obtained it.
You also agree that all such Confidential Information together with all copies in any format thereof and notes and other summaries thereof are and will remain the sole property of SandRidge. You agree to return to SandRidge any such Confidential Information and all copies, notes or other summaries thereof which you may have in your possession no later than the end of business on the Termination Date. These obligations described in this Paragraph apply whether you accept the Special Severance Benefits or not. Except as provided in Paragraph 10, this commitment of confidentiality also applies to the terms of this Severance Agreement, except for discussions with your spouse, your personal attorney and/or accountants or other similarly situated employees; in connection with an application for unemployment insurance benefits; or as needed to enforce the Severance Agreement. Any disclosure by such individuals will be deemed a disclosure by you and will have the same consequences as a breach of our agreements with you.
If you are asked to testify, receive a subpoena, or provide information pertaining to the Company, you will notify J. Matthew Thompson, SandRidge Energy, Inc., 123 Robert S. Kerr Ave., Oklahoma City, OK 73102 by regular mail or email at mthompson@SandRidgeenergy.com within five (5) days of receipt. If the subpoena or court order requires compliance in less than five (5) days, you will call Matt Thompson at (405) 429-6008 and send an email to mthompson@SandRidgeenergy.com within twenty-four (24) hours of receipt. You will provide a copy of the legal process documents so that, if appropriate, the Company may seek to have the legal process quashed or a protective order granted.
7. No Influence or Solicitation of Employees or Established Customers. You agree that, for the one-year period immediately following your Termination Date, you will not, (i) either personally or by or through an agent, on behalf of yourself or on behalf of any other individual, association, or entity use any of the Confidential Information for the purposes of calling on any customer of the Company or soliciting or inducing any such customers to acquire, or providing to any of such customers, any product or service provided by the Company or any affiliate or subsidiary of the Company; (ii) directly solicit, influence or encourage any established customer of the Company to divert or direct such customer’s business to you or any person or entity by which or with which you become employed, associated, affiliated or otherwise related; (iii) solicit, divert or attempt to solicit or divert any entity which has been identified and contacted by the Company, either directly or through such entity’s agent(s), with respect to a possible acquisition by, or transaction with, the Company; (iv) hire, solicit or seek to hire any employee of the Company; or (v) in any other manner attempt, directly or indirectly, to persuade any such employee to discontinue his or her status of employment with the Company or to become employed in a business or activities likely to be competitive with the business of the Company.
8. Future Activities. Except as provided in paragraph 10, you will not be employed or otherwise act as an expert witness or consultant or in any similar paid capacity in any litigation, arbitration, regulatory or agency hearing or other adversarial or investigatory proceeding involving the Company.
9. Limitations on Communications and Preserving Name and Reputation. Except as provided in paragraph 10, you will not at any time in the future engage in Unauthorized Communications or defame, disparage or make or post statements or disparaging remarks which could embarrass or cause harm to SandRidge’s name and reputation or the names and reputation of any of its officers, directors, representatives, agents, employees to SandRidge’s current, former or prospective vendors, professional colleagues, professional organizations, associates or contractors, or to the press or media or on the internet or social media. Unauthorized Communication means disclosure, dissemination or duplication of the Plan, this Severance Agreement and/or the General Release to any third party, including the media, as well as any disclosure or publication via the internet or social media. Disparagement means the form and substance of any communication, regardless of whether or not you believe it to be true, that tends to degrade or belittle SandRidge or subject it to ridicule or embarrassment. You agree this Paragraph is a material provision of this Severance Agreement and that in the event of breach, you will be liable for the return of the value of all consideration received as well as any other damages sustained by SandRidge. This Paragraph does not apply to statements made under penalty of perjury; however, you agree to give advance notice to SandRidge of such an event, to the extent practicable.
10. Exceptions to Unauthorized Communication and Restrictions on Communications, Confidentiality and Future Activities. Unauthorized Communication does not include and nothing in Paragraph 9, this Paragraph or elsewhere in this Severance Agreement is intended to prohibit you from reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, Congress, and any agency Inspector General, or making other disclosures that are protected under the whistleblower provisions of federal law or regulation. You do not need the prior authorization of the Company to make any such reports or disclosures, and you are not required to notify the Company that you have made such reports or disclosures. Further, Unauthorized Communication does not include and nothing in Paragraph 9, this Paragraph or elsewhere in this Severance Agreement prevents or prohibits you from communicating with the Equal Employment Opportunity Commission (or a similar fair employment practices agency of your State of residence or employment) or with other similarly situated employees. Unauthorized Communication also does not include and nothing in Paragraph 9, this Paragraph or elsewhere in this Severance Agreement is intended to prohibit your discussion of the terms of the Plan, the Severance Agreement and/or the General Release with your immediate family or your legal counsel or accountant.
11. Forfeiture. If you breach any of your obligations under this Severance Agreement, SandRidge will be entitled to stop payment of any benefit otherwise due under this Severance Agreement, has no further obligation to pay any benefit otherwise due under this Severance Agreement, and will be entitled to recover any money and, to the extent permitted by applicable law, the value of any other benefits paid or provided under this Severance Agreement and to obtain all other relief provided by law or equity, including, but not limited to, injunctive relief.
12. Additional Warranties. You represent and warrant that as of the date you sign this Severance Agreement, you have suffered no work related injury during your employment with SandRidge and that you have no intention of filing a claim for worker’s compensation benefits arising from any incident occurring during your employment with the Company. You further represent that you have accounted to the Company for any and all hours worked through your Termination Date, and that you have been paid for such hours worked at the appropriate rate. You also represent and warrant that you are not due any unpaid vacation or sick pay, except as provided in paragraph 2 with respect to PTO.
13. Governing Law and Venue. To the extent not preempted by federal law, the provisions of this Severance Agreement and the General Release will be construed and enforced in accordance with the laws of the State of Oklahoma, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this provision to the substantive law of another jurisdiction. You and the Company hereby each agree that Oklahoma City, Oklahoma, is the proper venue for any litigation seeking to enforce or challenge the effectiveness of any provision of this Severance Agreement or the General Release, and you and the Company each hereby waive any right you or it otherwise might have to defend, oppose, or object to, on the basis of jurisdiction, venue, or forum non-conveniens, a suit filed by the other in any federal or state court in Oklahoma City, Oklahoma, to enforce or challenge the effectiveness of any provision of this Severance Agreement.
14. Severability. If any portion, provision or part of this Severance Agreement or the General Release is held, determined or adjudicated to be invalid, unenforceable or void for any reason whatsoever, each such portion, provision or part shall be severed from the remaining portions, provisions or parts of this Severance Agreement or the General Release, as applicable, and shall not affect the validity or enforceability of such remaining portions, provisions or parts.
15. Entire Agreement. This Severance Agreement between you and SandRidge, if you execute it, will be in consideration of the mutual promises described above. The Plan, this Separation Agreement and the General Release will constitute the entire agreement and understanding between you and SandRidge with respect to your separation from employment. You agree that you have no additional rights under any other plans, programs, employment agreement or arrangement which address benefits in connection with separation from employment and the other topics covered by this Severance Agreement. There are no other agreements, written or oral, expressed or implied, between the parties concerning the subject matter of the Plan, this Severance Agreement and the General Release. Alternatively, if you have an individual employment agreement in effect as of your Termination Date, by signing this Severance Agreement, you are waiving any right to severance or separation benefits provided under that individual agreement other than, if applicable, as provided in Paragraph 3 (c).
To accept this Severance Agreement, please sign on the separate signature page and return to the People and Culture Department within the 21-day Election Period. You must also sign the General Release and return it within that same time.
We wish you the best of luck and every success in your future endeavors.

Sincerely,

SANDRIDGE ENERGY, INC.

Agreed to on behalf of SandRidge Energy, Inc.

_____________________       ________, 201_
Philip T. Warman        Date
EVP and General Counsel

By signing below, I acknowledge and represent the following:
I received this Severance Agreement, the General Release and the Plan at least twenty-one (21) days before the deadline for acceptance of this Severance Agreement and the Special Severance Benefits provided hereunder in exchange for the General Release and my other promises in this Severance Agreement. I represent that I have carefully reviewed this Severance Agreement, the General Release and the Plan and understand them.
I have had sufficient time and opportunity to consider this Severance Agreement and the General Release and represent that I am signing this Severance Agreement and the General Release voluntarily and with full understanding and knowledge of their effects and consequences. I represent that I have had sufficient opportunity to consult with legal counsel regarding this Severance Agreement and the General Release and their effects and consequences before signing this Severance Agreement and the General Release.
        I understand that I have a right to revoke the General Release within seven (7) days after I sign it and that if I revoke the General Release within that seven-day period, this Severance Agreement and the General Release will be null and void and I will not be eligible for any Special Severance Benefits under the Plan or this Severance Agreement. I understand that Paragraph 3 of this Severance Agreement describes the proper and only procedure for making any such revocation.

ACCEPTED AND AGREED TO BY:

_________________________________________  ________________
Employee Signature      Date

Exhibit B (Group Termination – Notice & General Release)
NOTICE
Various laws, including Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, as amended, the Pregnancy Discrimination Act of 1978, the Equal Pay Act, the Civil Rights Act of 1991, the Age Discrimination in Employment Act, the Rehabilitation Act of 1973, the Americans with Disabilities Act Amendments Act , the Employee Retirement Income Security Act of 1974 and the Uniformed Services Employment and Reemployment Rights Act (all as amended from time to time), prohibit employment discrimination based on sex, race, color, national origin, religion, age, disability, eligibility for covered employee benefits and military service status. You may also have rights under laws such as the Older Worker Benefit Protection Act of 1990, the Worker Adjustment and Retraining Notification Act of 1988, the Fair Labor Standards Act, the Family and Medical Leave Act, the Occupational Safety and Health Act and other federal, state and/or municipal statutes, orders or regulations pertaining to labor, employment and/or employee benefits. These laws are enforced through federal departments and agencies such as the United States Department of Labor and the Equal Employment Opportunity Commission, and various state and municipal labor departments, fair employment boards, human rights commissions and similar agencies.
This General Release is being provided to you in connection with the Special Severance Agreement (the “Severance Agreement”) you have been provided and the Special Severance Benefits you are being offered under The SandRidge Energy, Inc. Special Severance Plan (the “Plan”). Contemporaneously with receiving this General Release and the Severance Agreement and a copy of the Plan, you have also been given an explanation of the separation selection process and the criteria used for selecting employees in your Decisional Unit for separation and potential eligibility for Special Severance Benefits under the Plan. In addition, you have been given information showing the job positions and ages of the employees in your Decisional Unit who are being separated as part of the same group as you and who are potentially eligible for Special Severance Benefits as described in the Severance Agreement and the Plan. You have also been given the same information for employees in your Decisional Unit who are not being separated from employment and who are not eligible to receive Special Severance Benefits. This information is being provided to you pursuant to the federal Older Workers Benefit Protection Act (the “OWBPA Materials”).
You have until the close of business 45 days from the date you received the Severance Agreement, this General Release and the OWBPA Materials (the “Election Period”) to make your decision to agree to the Severance Agreement and receive Special Severance Benefits. The OWBPA Materials may have been included with the Severance Agreement and this General Release or may be provided separately at a later date. The 45-day Election Period begins when you have all three of those documents in your possession. You may sign the Severance Agreement at any time during that period. If you do not sign and return the Severance Agreement and this General Release within the 45-day Election Period, you will not be eligible for Special Severance Benefits under the Severance Agreement and the Plan.
BEFORE EXECUTING EITHER THE PROPOSED SEVERANCE AGREEMENT OR THIS GENERAL RELEASE YOU SHOULD REVIEW THOSE DOCUMENTS AND THE OWBPA MATERIALS CAREFULLY AND, IF YOU THINK NECESSARY, CONSULT AN ATTORNEY IN ORDER TO UNDERSTAND THE LEGAL EFFECTS OF THE SEVERANCE AGREEMENT AND THE GENERAL RELEASE BEFORE SIGNING THEM.
You may revoke this General Release within seven days after you sign it, and it will not become effective or enforceable until that revocation period has expired. If you revoke the General Release within that seven-day period, this Severance Agreement and the General Release will be null and void and you will not be eligible for any Special Severance Benefits under the Severance Agreement or the Plan. Any such revocation must be in writing and must be received within the seven-day period following execution of the General Release. Any revocation must be sent or delivered to Amy Scott, SandRidge Energy, Inc., 123 Robert S. Kerr Ave., Oklahoma City, OK 73102. You may also email any revocation to Ms. Scott at ascott@SandRidgeenergy.com.

GENERAL RELEASE
My employment with SandRidge Energy, Inc. or one of its affiliates (collectively “SandRidge” or the “Company”) is terminated effective on the Termination Date. In consideration of the Special Severance Benefits offered to me by SandRidge under The SandRidge Energy, Inc. Special Severance Plan and the benefits that I will receive as reflected in the Severance Agreement, I, ____________, on behalf of myself and my heirs, assigns, executors, and administrators (collectively referred to as the “Releasing Parties”), hereby release and discharge SandRidge and its subsidiaries, partners, and affiliates, including each of those entities’ predecessors, successors, affiliates, and partners and each of those entities’ employees, officers, directors and agents (collectively referred to as the “Released Parties”) from all claims, liabilities, demands, and causes of action, known or unknown, fixed or contingent, that I or the Releasing Parties may have or claim to have against the Company or the other Released Parties either as a result of my past employment with the Company and/or the severance of that relationship and/or otherwise, and hereby waive any and all rights I may have with respect to any such claims.
This General Release includes, but is not limited to, claims arising under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, as amended, the Pregnancy Discrimination Act of 1978, the Equal Pay Act, the Civil Rights Act of 1991, the Age Discrimination in Employment Act, the Rehabilitation Act of 1973, the Americans With Disabilities Act Amendment Act, the Employee Retirement Income Security Act of 1974 and the Uniformed Services Employment and Reemployment Rights Act (all as amended from time to time). This General Release also includes, but is not limited to, any rights I may have under the Older Workers Benefit Protection Act of 1990, the Worker Adjustment and Retraining Notification Act of 1988, the Fair Labor Standards Act, the Family and Medical Leave Act, the Occupational Safety and Health Act and any other federal, state and/or municipal statutes, orders or regulations pertaining to labor, employment and/or employee benefits. This General Release also applies to any claims or rights I or the Releasing Parties may have growing out of any legal or equitable restrictions on the Company’s rights not to continue an employment relationship with its employees, including any expressed or implied employment contracts, and to any claims I or the Releasing Parties may have against the Company or the other Released Parties for fraudulent inducement or misrepresentation, defamation, wrongful termination or other retaliation claims in connection with workers’ compensation or alleged “whistleblower” status or on any other basis whatsoever. I also release the Company and the other Released Parties from any obligations and waive any rights to benefits I might otherwise have to benefits in connection with my separation from employment under my individual employment agreement, if any, except as specifically stated otherwise in the Severance Agreement and the Plan.
It is specifically agreed, however, that this General Release does not have any effect on any rights or claims that I may have against the Company or the other Released Parties that arise after the date I execute this General Release or on any of the Company’s obligations under the Severance Agreement. This General Release also does not have any effect on any claims that cannot be released as a matter of law. I understand that this General Release will not prevent me from filing a charge, giving testimony or participating in any investigation conducted by the Equal Employment Opportunity Commission or any other government agency. However, to the fullest extent permitted by law, I am hereby waiving the right to receive any personal monetary recovery or other personal relief should the Equal Employment Opportunity Commission (or other government agency) pursue any class or individual charges in part or entirely on my behalf.
I have received copies of the Severance Agreement, the General Release, the Plan and the OWBPA Materials and carefully reviewed those documents. I have not relied on any representation or statement, oral or written, by the Company or any of its representatives, which is not set forth in those documents. I fully understand all the provisions and legal effects of the Severance Agreement and the General Release (including the foregoing NOTICE).
The Severance Agreement, this General Release (including the foregoing NOTICE) and the Plan set forth the entire agreement between me and the Company with respect to this subject. I understand that my receipt and retention of the Special Severance Benefits covered by the Severance Agreement are contingent not only on my execution of this General Release, but also on my continued compliance with my other obligations under the Severance Agreement and the Plan.

I acknowledge that the Company gave me at least 45 days after I received the Severance Agreement, this General Release, a copy of the Plan and the OWBPA Materials to consider whether I wish to accept or reject the Special Severance Benefits I am eligible to receive under the Severance Agreement and the Plan in exchange for this General Release. I also acknowledge that the Company advised me to seek independent legal advice as to these matters, if I chose to do so. I hereby represent and state that I have taken such actions and obtained such information and independent legal or other advice, if any, that I believed were necessary for me to fully understand the effects and consequences of the Severance Agreement and this General Release prior to signing those documents.
I acknowledge that I have been informed of my right to revoke this General Release within seven days after I sign it. I represent and state that I fully understand how any such revocation is to be made and the consequences of any such revocation.
Signature:_________________
Date:________________, 201_

Exhibit B-1 (Individual Termination – Notice & General Release)

NOTICE
Various laws, including Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, as amended, the Pregnancy Discrimination Act of 1978, the Equal Pay Act, the Civil Rights Act of 1991, the Age Discrimination in Employment Act, the Rehabilitation Act of 1973, the Americans with Disabilities Act Amendments Act , the Employee Retirement Income Security Act of 1974 and the Uniformed Services Employment and Reemployment Rights Act (all as amended from time to time), prohibit employment discrimination based on sex, race, color, national origin, religion, age, disability, eligibility for covered employee benefits and military service status. You may also have rights under laws such as the Older Worker Benefit Protection Act of 1990, the Worker Adjustment and Retraining Notification Act of 1988, the Fair Labor Standards Act, the Family and Medical Leave Act, the Occupational Safety and Health Act and other federal, state and/or municipal statutes, orders or regulations pertaining to labor, employment and/or employee benefits. These laws are enforced through federal departments and agencies such as the United States Department of Labor and the Equal Employment Opportunity Commission, and various state and municipal labor departments, fair employment boards, human rights commissions and similar agencies.
This General Release is being provided to you in connection with the Special Severance Agreement (the “Severance Agreement”) you have been provided and the Special Severance Benefits you are being offered under The SandRidge Energy, Inc. Special Severance Plan (the “Plan”). Contemporaneously with receiving this General Release and the Severance Agreement, you have been provided a copy of the Plan.
You have until the close of business 21 days from the date you received the Severance Agreement and this General Release (the “Election Period”) to make your decision to agree to the Severance Agreement and receive Special Severance Benefits. You may sign the Severance Agreement at any time during that period. If you do not sign and return the Severance Agreement and this General Release within the 21-day Election Period, you will not be eligible for Special Severance Benefits under the Severance Agreement and the Plan.
BEFORE EXECUTING EITHER THE PROPOSED SEVERANCE AGREEMENT OR THIS GENERAL RELEASE YOU SHOULD REVIEW THOSE DOCUMENTS CAREFULLY AND, IF YOU THINK NECESSARY, CONSULT AN ATTORNEY IN ORDER TO UNDERSTAND THE LEGAL EFFECTS OF THE SEVERANCE AGREEMENT AND THE GENERAL RELEASE BEFORE SIGNING THEM.
You may revoke this General Release within seven days after you sign it, and it will not become effective or enforceable until that revocation period has expired. If you revoke the General Release within that seven-day period, this Severance Agreement and the General Release will be null and void and you will not be eligible for any Special Severance Benefits under the Severance Agreement or the Plan. Any such revocation must be in writing and must be received within the seven-day period following execution of the General Release. Any revocation must be sent or delivered to Amy Scott, SandRidge Energy, Inc., 123 Robert S. Kerr Ave., Oklahoma City, OK 73102. You may also email any revocation to Ms. Scott at ascott@SandRidgeenergy.com.

GENERAL RELEASE
My employment with SandRidge Energy, Inc. or one of its affiliates (collectively “SandRidge” or the “Company”) is terminated effective on the Termination Date. In consideration of the Special Severance Benefits offered to me by SandRidge under The SandRidge Energy, Inc. Special Severance Plan and the benefits that I will receive as reflected in the Severance Agreement, I, ____________, on behalf of myself and my heirs, assigns, executors, and administrators (collectively referred to as the “Releasing Parties”), hereby release and discharge SandRidge and its subsidiaries, partners, and affiliates, including each of those entities’ predecessors, successors, affiliates, and partners and each of those entities’ employees, officers, directors and agents (collectively referred to as the “Released Parties”) from all claims, liabilities, demands, and causes of action, known or unknown, fixed or contingent, that I or the Releasing Parties may have or claim to have against the Company or the other Released Parties either as a result of my past employment with the Company and/or the severance of that relationship and/or otherwise, and hereby waive any and all rights I may have with respect to any such claims.
This General Release includes, but is not limited to, claims arising under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, as amended, the Pregnancy Discrimination Act of 1978, the Equal Pay Act, the Civil Rights Act of 1991, the Age Discrimination in Employment Act, the Rehabilitation Act of 1973, the Americans With Disabilities Act Amendment Act, the Employee Retirement Income Security Act of 1974 and the Uniformed Services Employment and Reemployment Rights Act (all as amended from time to time). This General Release also includes, but is not limited to, any rights I may have under the Older Workers Benefit Protection Act of 1990, the Worker Adjustment and Retraining Notification Act of 1988, the Fair Labor Standards Act, the Family and Medical Leave Act, the Occupational Safety and Health Act and any other federal, state and/or municipal statutes, orders or regulations pertaining to labor, employment and/or employee benefits. This General Release also applies to any claims or rights I or the Releasing Parties may have growing out of any legal or equitable restrictions on the Company’s rights not to continue an employment relationship with its employees, including any expressed or implied employment contracts, and to any claims I or the Releasing Parties may have against the Company or the other Released Parties for fraudulent inducement or misrepresentation, defamation, wrongful termination or other retaliation claims in connection with workers’ compensation or alleged “whistleblower” status or on any other basis whatsoever. I also release the Company and the other Released Parties from any obligations and waive any rights to benefits I might otherwise have to benefits in connection with my separation from employment under my individual employment agreement, if any, except as specifically stated otherwise in the Severance Agreement and the Plan.
It is specifically agreed, however, that this General Release does not have any effect on any rights or claims that I may have against the Company or the other Released Parties that arise after the date I execute this General Release or on any of the Company’s obligations under the Severance Agreement. This General Release also does not have any effect on any claims that cannot be released as a matter of law. I understand that this General Release will not prevent me from filing a charge, giving testimony or participating in any investigation conducted by the Equal Employment Opportunity Commission or any other government agency. However, to the fullest extent permitted by law, I am hereby waiving the right to receive any personal monetary recovery or other personal relief should the Equal Employment Opportunity Commission (or other government agency) pursue any class or individual charges in part or entirely on my behalf.
I have received copies of the Severance Agreement, the General Release and the Plan and carefully reviewed those documents. I have not relied on any representation or statement, oral or written, by the Company or any of its representatives, which is not set forth in those documents. I fully understand all the provisions and legal effects of the Severance Agreement and the General Release (including the foregoing NOTICE).
The Severance Agreement, this General Release (including the foregoing NOTICE) and the Plan set forth the entire agreement between me and the Company with respect to this subject. I understand that my receipt and retention of the Special Severance Benefits covered by the Severance Agreement are contingent not only on my execution of this General Release, but also on my continued compliance with my other obligations under the Severance Agreement and the Plan.

I acknowledge that the Company gave me at least 21 days after I received the Severance Agreement, this General Release and a copy of the Plan to consider whether I wish to accept or reject the Special Severance Benefits I am eligible to receive under the Severance Agreement and the Plan in exchange for this General Release. I also acknowledge that the Company advised me to seek independent legal advice as to these matters, if I chose to do so. I hereby represent and state that I have taken such actions and obtained such information and independent legal or other advice, if any, that I believed were necessary for me to fully understand the effects and consequences of the Severance Agreement and this General Release prior to signing those documents.
I acknowledge that I have been informed of my right to revoke this General Release within seven days after I sign it. I represent and state that I fully understand how any such revocation is to be made and the consequences of any such revocation.
Signature:_________________
Date:________________, 201_